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                                                                                                      EXHIBIT-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period                                                                                   Feb-99
Determination Date                                                                                03/08/1999
Deposit Date                                                                                      03/12/1999
Distribution Date                                                                                 03/15/1999
Pool Balance on the close of the last day of the preceding Collection Period                     106,408,667.60
Less:     Principal Collections                                                                    8,699,562.50
Purchase Amount allocable to Principal                                                                     0.00
 Realized Losses                                                                                     274,484.82
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                               97,434,620.28
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                             9.13321%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            103,216,407.57
Class A Principal Distribution to Class A Distribution Account                                     8,704,825.90
                                                                                               -----------------
Ending Class A Certificate Balance                                                                94,511,581.67
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                    9.13321%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              3,192,260.02
Class B Principal Distribution to Class B Distribution Account                                       269,221.42
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 2,923,038.60
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                    9.13321%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                           890,445.12
Recoveries                                                                                            99,895.93
Purchase Amount allocable to Interest                                                                      0.00
                                                                                               -----------------
Total Interest Collections                                                                           990,341.05
Advances for the related Distribution Date                                                           210,654.59
Less:  Outstanding Advances to be reimbursed                                                         158,951.74
                                                                                               -----------------
Total Available Interest                                                                           1,042,043.90

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                        8,699,562.50
Purchase Amount allocable to Principal                                                                     0.00
                                                                                               -----------------
Total Available Principal                                                                          8,699,562.50

Deposit to Certificate Account
Available Interest                                                                                 1,042,043.90
Available Principal                                                                                8,699,562.50
Withdrawal from Reserve Account                                                                            0.00
Less:  Basic Servicing Fee to be withheld from Collections                                            88,673.89
                                                                                               -----------------
Net Deposit to Certificate Account                                                                 9,652,932.51

Class A Interest Distribution
Class A Monthly Interest                                                                             503,179.99
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                503,179.99

Class B Interest Distribution
Class B Monthly Interest                                                                              15,961.30
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 15,961.30

Class A Principal Distribution
Class A Monthly Principal                                                                          8,704,825.90
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                              8,704,825.90

Class B Principal Distribution
Class B Monthly Principal                                                                            269,221.42
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                269,221.42

Basic Servicing Fee (inc. unpaid amount from prior periods)                                           88,673.89

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                                88,673.89
Class A Interest Distribution to Class A Distribution Account                                        503,179.99
Class B Interest Distribution to Class B Distribution Account                                         15,961.30

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                     8,704,825.90
Class B Principal Distribution to Class B Distribution Account                                       269,221.42
To Reserve Account up to Specified Reserve Account Balance                                            11,584.02
Any Remaining Amounts to Sellers                                                                     148,159.88


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   4,871,731.01
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          119,300,357.20
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,335,210.08
Deposit from Available Interest and Available Principal                                               11,584.02
Investment Earnings                                                                                   42,821.37
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                           0.00
Reimb. to Servicer for Outstanding Advances associated with
    Defaulted Accounts                                                                                11,584.02
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                  42,821.37
                                                                                               -----------------
Ending Balance                                                                                    13,335,210.08
                                                                                               =================

Available Reserve Account Balance                                                                 13,335,210.08

Realized Losses                                                                                      274,484.82
Net Loss Ratio (annualized)
For the current Collection Period                                                                          2.06%
For the preceding Collection Period                                                                        1.68%
For the second preceding Collection Period                                                                 0.03%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 1.26%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                   932
   60 to 89 days past due                                                                                   278
   90 or more days past due                                                                                 174
                                                                                               -----------------
Total                                                                                                     1,384

Principal Balance
   30 to 59 days past due                                                                          5,040,998.30
   60 to 89 days past due                                                                          1,451,874.26
   90 or more days past due                                                                          972,687.05
                                                                                               -----------------
Total                                                                                              7,465,559.61

Delinquency Ratio
For the current Collection Period                                                                          2.49%
For the preceding Collection Period                                                                        2.57%
For the second preceding Collection Period                                                                 2.22%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      2.43%

Collateral Repossessed and Held by the Trust
Number                                                                                                       74
Principal Balance                                                                                    436,835.11

Weighted Average Computations
Weighted Average Coupon                                                                                10.70710%
Weighted Average Original Term                                                                            63.13
Weighted Average Remaining Term                                                                           17.30
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